UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

The Oncology Institute, Inc.

(Name of Registrant as Specified In Its Charter)

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PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders The Oncology Institute, Inc. Meeting to Be Held on June 17, 2026 for Stockholders of Record as of April 24, 2026 Annual Meeting of Stockholders To order paper materials, use one of the ednesday, June 17, 2026 11:00 AM, Pacific Time Annual Meeting to be held live via the internet—please visit .proxydocs.com/TOI for more follo ing methods. details. You must register to attend the Annual Meeting online and/or participate at .proxydocs.com/TOI Internet: For a convenient ay to vie proxy materials, VOTE, and obtain .investorelections.com/TOI directions to attend the meeting go to .proxydocs.com/TOI To vote your proxy hile visiting this site, you ill need the 12 digit control number in the box belo . Call: 1-866-648-8133 This communication presents only an overvie of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. e encourage you to access and revie all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail ith the Internet. 12 digit control number (located belo ) in the subject line. No other requests, instructions OR other inquiries should be included ith your If you ant to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 5, 2026. Your control number Have the 12 digit control number located in the box above available hen you access the ebsite and follo the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

The Oncology Institute, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 1 YEAR ON PROPOSAL 4 PROPOSAL 1. Election of eight directors. 1.01 Brad Hively 1.02 Karen Johnson 1.03 Mohit Kaushal 1.04 Anne McGeorge 1.05 Mark Pacala 1.06 Mark Stolper 1.07 Kimberly Tzoumakas 1.08 Daniel Virnich 2. Ratification of the appointment of BDO as the independent registered public accounting firm of the Company for 2026. 3. Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. 4. Approval, on a non-binding, advisory basis, of the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.